                                SECURITY CAPITAL



                                    [PHOTO]



                          EUROPEAN REAL ESTATE SHARES
                              1998 ANNUAL REPORT





                              [LOGO APPEARS HERE]
                               SECURITY CAPITAL

SECURITY CAPITAL
EUROPEAN REAL ESTATE SHARES
-------------------------------------------------------------------------------

Security Capital European Real Estate Shares is a highly-focused, no-load mutual fund that seeks to provide shareholders with above-average returns, including current income and capital appreciation, primarily through investments in publicly traded real estate companies throughout Europe. The long-term objective of the Fund is to achieve top-quartile results when compared to other European real estate mutual funds by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques.

TO OUR SHAREHOLDERS
-------------------------------------------------------------------------------

Security Capital European Real Estate Shares commenced operations on June 30, 1998. For the six months ended December 31, 1998, the Fund generated a total return of 3.25%, as compared to (8.40)% for its benchmark, the Salomon Smith Barney-European Property Index, an outperformance of 11.65 percentage points. The net asset value per share at year-end for Class I (Institutional) Shares was $10.28; total dividends of $0.04 per share were paid to Class I shareholders of record for the year.

During the second half of 1998, the European markets experienced healthy economic growth despite investor concerns about the impact of the economic crises in Russia and Southeast Asia. Although the concerns led to declines in most equity markets during the third quarter, these markets, including real estate securities, generally experienced meaningful recovery during the fourth quarter.

Although publicly traded real estate companies have long existed in Europe, they are just beginning to implement focused growth strategies. We believe that this shift, along with the coming changes associated with the European Economic and Monetary Union (EMU), will maximize long-term return prospects as real estate companies strive to generate cash flow growth and shareholder value. In our view, the EMU, which took effect January 1, 1999, will result in deeper, more efficient European capital markets and will accelerate the trend toward real estate securitization, broadening investor interest and benefiting from a standard currency, the euro.

As we move into 1999, we believe that Europe will experience general economic strength as well as increasing real estate industry strength. Economic integration is creating demand for virtually all real estate classes--including office, residential, warehousing and distribution, and retail--in European markets with relatively high barriers to entry.

It is our belief that this overall environment presents excellent opportunity for investment in select publicly traded real estate companies. SC-European Real Estate Shares' management team utilizes a disciplined proprietary research-driven investment process to identify and invest only in those real estate companies with the highest potential for attractive returns. Our value-driven approach is based on thorough fundamental analysis to identify attractively priced businesses with the ability to generate superior long-term results.

Critical to the assessment of such growth potential is a comprehensive analysis of the strength and quality of a company's cash flow potential--assessed by evaluating its assets, management teams and operating strategies as well as the underlying economic conditions within the countries in which it operates. Only when our valuation models provide us with the conviction that a company offers significant potential for growth do we make an investment.

We thank you for your support and look forward to serving your continued investment needs.




/s/ Anthony R. Manno Jr.
----------------------------
Anthony R. Manno Jr.

President

FUND PERFORMANCE
-------------------------------------------------------------------------------

The Fund's performance is shown in the table below.

Security Capital European Real Estate Shares
Comparative Return vs. Industry Benchmark
Total Return
Period from June 30, 1998/(1)/ to December 31, 1998

                                              Total Return
                                        Since Inception (6/30/98)
     SC-European Real Estate Shares
     Class R (Retail) Shares/(2)/                 3.25%

     SC-European Real Estate Shares
     Class I (Institutional) Shares               3.25%

     Salomon Smith Barney-
     European Property Index/(3)/                (8.40)%

Not annualized. Past performance is no guarantee of future results. The performance of the above-referenced index does not include any fees or expenses, and the underlying portfolio of SC-European Real Estate Shares may differ from that of the index. Calculation of total return assumes reinvestment of all capital gains and income dividends. (1) The effective date of the Fund's registration statement with the Securities and Exchange Commission. (2) The table above reflects the performance of the Fund's Class I (Institutional) Shares. There were no outstanding Class R (Retail) Shares for the period shown. The maximum expenses chargeable against Class R Shares is 1.60%, and the maximum expenses chargeable against Class I Shares is 1.45%, for the period ended December 31, 1998. (3) The Salomon Smith Barney-European Property Index is a float-weighted index that includes 15 countries in Europe and the listed shares of all real estate companies with an available market capitalization (float) of at least $100 million.



Security Capital European Real Estate Shares - Class I (Institutional) Shares Growth of a $10,000 Investment

Period from June 30, 1998 to December 31, 1998

                             [CHART APPEARS HERE]
     $10,500                      $10,325

     $10,000

     $ 9,500
                                  $ 9,160
     $ 9,000

     $ 8,500
          Jun-30     Jul      Aug     Sep    Oct    Nov     Dec
           1998                                            1998

--SC-European Real Estate Shares -- Salomon Smith Barney-European Property Index

Past performance is not a guarantee of future performance. The graph above reflects the performance of the Fund's Class I (Institutional) Shares. There were no outstanding Class R (Retail) Shares for the period shown. The maximum expenses chargeable against Class R Shares is 1.60%, and the maximum expenses chargeable against Class I Shares is 1.45%, for the period ended December 31, 1998.

Security Capital European Real Estate Shares
Schedule of Investments--December 31, 1998
-----------------------------------------------------------------------------

             Shares                                                              Market Value
                                COMMON STOCKS--52.6%
                                United Kingdom--27.8%
            216,163             Chelsfield, PLC                                    $  881,147
            200,000             Development Securities, PLC                           670,511
             25,000             Capital Shopping Centre, PLC                          140,175
                                                                                   ----------
                                                                                    1,691,833

                                Sweden--11.6%
             40,000             Castellum, AB                                         434,271
             93,000             Hufvudstaden, AB                                      269,630
                                                                                   ----------
                                                                                      703,901

                                France--7.2%
              3,000             Unibail                                               437,701

                                Spain--6.0%
             40,000             Prima Inmobiliaria, SA/(1)/                           362,760

                                Total Common Stocks/(2)/                           ----------
                                (Cost $3,114,254)                                   3,196,195

   Principal Amount
                                SHORT TERM INVESTMENTS--46.6%
         $2,836,000             United States Treasury Bills, 4.150%, 01/28/1999    2,827,173
                                                                                   ----------
                                Total Short Term Investments
                                (Cost $2,827,173)                                   2,827,173
                                                                                   ----------
                                Total Investments--99.2%
                                (Cost $5,941,427)                                   6,023,368

                                Other Assets in Excess of
                                Liabilities--0.8%                                       47,947
                                                                                   ----------
                                NET ASSETS 100.0%                                  $6,071,315
                                                                                   ==========

/(1)/ Non income producing security.
/(2)/ Percentages of long term investments are presented in this schedule by country. Percentages of long term investments by industry are as follows:
      Diversified Real Estate 18.8% and Real Estate Development 33.8%.


                     See notes to the financial statements                     4

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
STATEMENT OF ASSETS AND LIABILITIES--DECEMBER 31, 1998
-------------------------------------------------------------------------------

ASSETS:
 Investments, at market value
  (Cost $5,941,427)                                                      $6,023,368
 Cash                                                                        24,386
 Deferred organization costs                                                 55,836
 Receivable from investment adviser                                          11,280
 Other assets                                                                   500
                                                                         ----------
 Total Assets                                                             6,115,370
                                                                         ==========
LIABILITIES:
 Accrued expenses and other liabilities                                      44,055
                                                                         ----------
 Total Liabilities                                                           44,055
                                                                         ----------
NET ASSETS                                                               $6,071,315
                                                                         ==========
NET ASSETS CONSIST OF:
 Capital stock                                                           $5,993,705
 Undistributed net investment loss                                           (2,239)
 Accumulated undistributed net realized loss on investments                  (2,092)
 Net unrealized appreciation on investments                                  81,941
                                                                         ----------
 Total Net Assets                                                        $6,071,315
                                                                         ==========

CLASS I:
 Net assets                                                              $6,071,315
 Shares outstanding (50,000,000 shares of $0.01 par value authorized)       590,698
 Net asset value and redemption price per share                              $10.28
                                                                         ==========





                    See notes to the financial statements.                     5

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
STATEMENT OF OPERATIONS--PERIOD ENDED DECEMBER 31, 1998/(1)/
-----------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividend income                                                         $    5,069
 Interest income                                                             47,331
                                                                         ----------
 Total investment income                                                     52,400
                                                                         ----------
EXPENSES:
 Investment advisory fee                                                     16,076
 Distribution expense                                                         4,729
 Administration fee                                                             378
 Sub-administration fee                                                      38,333
 Transfer agent, custody and accounting costs                                44,359
 Federal and state registration                                              34,224
 Professional fees                                                           25,096
 Shareholder reports and notices                                                604
 Director's fees and expenses                                                12,075
 Insurance expense                                                              600
 Amortization of organization costs                                           6,295
                                                                         ----------
 Total expenses before reimbursement                                        182,769
 Less: Reimbursement from Adviser                                          (155,345)
                                                                         ----------
 Net expenses                                                                27,424
                                                                         ----------
NET INVESTMENT INCOME                                                        24,976
                                                                         ==========

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments                                            (2,092)
 Net realized loss on foreign currency transactions                         (12,273)
 Change in unrealized appreciation on investments                            81,941
                                                                         ----------
 Net realized and unrealized gain on investments                             67,576
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $   92,552
                                                                         ==========

/(1)/ Fund commenced operations on June 30, 1998.


                    See notes to the financial statements.                     6

Security Capital European Real Estate Shares
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                            Period ended
                                                                       December 31, 1998/(1)/
                                                                       ----------------------
OPERATIONS:
  Net investment income                                                      $   24,976
  Net realized loss on investments                                               (2,092)
  Net realized loss on foreign currency transactions                            (12,273)
  Change in unrealized appreciation on investments                               81,941
                                                                             ----------
  Net increase in net assets resulting from operations                           92,552

CAPITAL SHARE TRANSACTIONS:
  Proceed from shares sold                                                    6,007,500
  Shares issued to holders in reinvestment of dividends                              22
  Cost of shares redeemed                                                        (2,552)
                                                                             ----------
  Net increase in net assets from capital share transactions                  6,004,970

DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
  From net investment income                                                    (15,690)
  In excess of net investment income                                            (10,517)
                                                                             ----------
    Total distributions Class I                                                 (26,207)

TOTAL INCREASE IN NET ASSETS                                                  6,071,315

NET ASSETS:
  Beginning of period                                                                --
                                                                             ----------
  End of period (including undistributed net investment loss of $2,239)      $6,071,315
                                                                             ==========

/(1)/ Fund commenced operations on June 30, 1998.

Security Capital European Real Estate Shares
Financial Highlights
--------------------------------------------------------------------------------

                                                       Period ended
                                                  December 31, 1998/(1)/
                                                  ----------------------
                                                         Class I
                                                  ----------------------
For a share outstanding for the period:
Net Asset Value, beginning of period                    $    10.00

Income from investment operations:
   Net investment income                                      0.04
   Net realized and unrealized gain on investments            0.28
                                                        ----------
   Total from investment operations                           0.32
                                                        ----------

Less distributions:
   Dividends from net investment income                      (0.02)
   Dividends in excess of net investment income              (0.02)
                                                        ----------
   Total distributions                                       (0.04)
                                                        ----------
Net asset value, end of period                          $    10.28
                                                        ==========
Total return/(2)/                                             3.25%
Supplemental data and ratios:
   Net assets, end of period                            $6,071,315
   Ratio of expenses to average net assets/(3)(4)/            1.45%
   Ratio of net investment income to
     average net assets/(3)(4)/                               1.32%
   Portfolio turnover rate                                      --%

/(1)/ Fund commenced operations June 30, 1998.
/(2)/ Not annualized.
/(3)/ Annualized.
/(4)/ Without voluntary expense reimbursements of $155,345 for the period ended
      December 31, 1998, the ratio of expenses to average net assets would have been 9.66% for Class I and the ratio of net investment income to average net assets would have been (6.89)% for Class I.

Security Capital European Real Estate Shares
Notes to the Financial Statements--December 31, 1998
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Security Capital European Real Estate Shares (the "Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. SC-REMFs was comprised of four investment portfolios on June 30, 1998, and is comprised of two investment portfolios on December 31, 1998, the Fund and Security Capital U.S. Real Estate Shares. The Fund consists of Class I and Class R Shares, which differ in services provided to shareholders and expenses. The Fund commenced operations on June 30, 1998. For the period ended December 31, 1998, there were no capital stock transactions for Class R Shares.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Each day securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Director's Valuation Committee. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. As of December 31, 1998, the Fund has a realized capital loss carry forward, for federal income tax purposes, of $2,092 (expires December 31, 2006), available to be used to offset future realized capital gains. As of December 31, 1998, the Fund has elected for Federal income tax purposes to defer a $2,239 current year post October 31 currency loss as though the loss was incurred on the first day of the next fiscal year.

c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

The characterization of shareholder distributions for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS

On June 30, 1998, the Fund commenced investment operations. Transactions in shares of the Fund were as follows:

Period from 06/30/98 through 12/31/98:
-------------------------------------------------------------------------------------------
                                                                    Amount          Shares
                                                                  -------------------------
Class I Shares:
  Shares sold                                                     $6,007,500       590,946
  Shares issued to holders in reinvestment of dividends                   22             2
  Shares redeemed                                                     (2,552)         (250)
                                                                  -------------------------
  Net increase                                                    $6,004,970       590,698
                                                                  =========================

3.   INVESTMENT TRANSACTIONS

The aggregate purchases and sales of long term investments by the Fund for the period ended December 31, 1998, were $3,114,254 and $0, respectively.

At December 31, 1998, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

  Appreciation                                                                    $170,575
  (Depreciation)                                                                   (88,634)
                                                                                  --------
  Net appreciation on investments                                                 $ 81,941
                                                                                  ========

At December 31, 1998, the cost of investments for federal income tax purposes was $5,941,427.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Global Capital Management Group Incorporated ("GCMG"). Pursuant to the Advisory Agreement, GCMG is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's average daily net assets. GCMG has entered into an investment sub-advisory agreement with Security Capital Global Capital Management Group (Europe) S.A. ("GCMG-Europe") ("Sub-Advisory Agreement") pursuant to which GCMG-Europe provides various portfolio management and investment advisory services to the Fund. Under the Sub-Advisory Agreement, GCMG-Europe receives a monthly management fee from GCMG equal to the annual rate of 0.08% of the Fund's average daily net asset value.

GCMG voluntarily agreed to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.45% and 1.60% of the average net assets of the Class I Shares and Class R Shares respectively, computed on a daily basis, for the period ended December 31, 1998.

GCMG also serves as the Fund's administrator. GCMG intends to charge the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

Boston Financial Data Services, Inc. ("BFDS"), a privately held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

5.   CONCENTRATION OF RISKS

The Fund will invest a substantial portion of its assets in publicly-traded real estate companies organized principally in European nations. The Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks) because of its policy of concentration in the securities of companies in the real estate industry. Such risks include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in real estate taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to customers and changes in interest rates.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

The Fund will invest primarily in foreign securities. Substantial risks are involved when investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are generally not subject to the same accounting and auditing and financial reporting standards as those for U.S. Companies, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts. Also, most foreign countries withhold portions of income and dividends at the source, requiring investors to reclaim taxes withheld.

The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

The foregoing discussion is general in nature and is subject to the risk considerations described in the Fund's Prospectus and Statement of Additional Information.

6.   DISTRIBUTION AND SERVICING PLANS

The Fund has adopted distribution plans with respect to Class I and Class R Shares pursuant to Rule 12b-1 under the 1940 Act ("Plans"). Under the Plans, the Fund pays to Security Capital Markets Group Incorporated in its capacity as principal distributor of the Fund's shares (the "Distributor"), a monthly distribution fee equal to, on an annual basis, 0.25% of the value of each Class' average daily net assets.

The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of each Class' respective shares and for providing certain services to each Class' respective shareholders. The Distributor may pay third parties in the respect of these services such amounts as it may determine. The Fund has made no payments pursuant to the Plans for the period ended December 31, 1998.

7.   PRINCIPAL SHAREHOLDERS

As of December 31, 1998, SC Realty Incorporated, a wholly owned subsidiary of Security Capital Group Incorporated, GCMG's parent corporation, owned 99.9% of the Fund's total outstanding shares.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the board of directors and shareholders of

Security Capital European Real Estate Shares:

We have audited the accompanying statement of assets and liabilities of Security Capital European Real Estate Shares (a separate portfolio of Security Capital Real Estate Mutual Funds Incorporated, a Maryland corporation), including the schedule of investments, as of December 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for the period from June 30, 1998 (date of inception) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Security Capital European Real Estate Shares as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period from June 30, 1998 (date of inception) to December 31, 1998, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP
Chicago, Illinois
February 15, 1999

--------------------------------------------------------------------------------

Directors and Officers

Anthony R. Manno Jr.
Director, Chairman and President

John H. Gardner Jr.
Director, Managing Director

Robert H. Abrams
Director

Stephen F. Kasbeer
Director

George F. Keane
Director

Kenneth D. Statz
Managing Director

Kevin W. Bedell
Senior Vice President

Jeffrey C. Nellessen
Vice President, Treasurer and Assistant Secretary

David T. Novick
Vice President and Secretary

Michael J. Heller
Assistant Treasurer

Investment Adviser
Security Capital Global Capital
Management Group Incorporated
11 South LaSalle Street
Chicago, Illinois 60603

Investment Subadviser
Security Capital Global Capital
Management Group (Europe) S.A.
Boulevard de la Woluwe 34
Brussels, Belgium 1200

Investment Management Team

Anthony R. Manno Jr.
Director, Chairman and President

W. Joseph Houlihan
Managing Director

Gerios Rovers
Vice President

Marina Jamalian
Analyst

Bernhard Krieg
Analyst

Legal Counsel
Mayer, Brown & Platt
2000 Pennsylvania Avenue, N.W.
Washington, D.C. 20006

Auditors
Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois 60603

     SECURITY CAPITAL
                         11 South LaSalle Street, Chicago, IL 60603
                         1-888-SECURITY www.securitycapital.com

                              [LOGO APPEARS HERE]
                               SECURITY CAPITAL
                  11 South LaSalle Street, Chicago, IL 60603
                1-888-SECURITY         www.securitycapital.com


405/406ANNL98